As filed with the Securities and Exchange Commission on June 14, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
(Name of Registrant as Specified in its Charter)

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CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND
PORTFOLIOS LLC

55 East 59th Street, 10th Floor, New York, NY 10022
(212) 559-4999

Notice of Special Meeting of Shareholders
to be held on July 27, 2010

To the Shareholders:

A Special Meeting of Shareholders of Multi-Strategy Series G shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, (the “Fund”) will be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, on Tuesday, July 27, 2010 at 10:30 a.m. Eastern Time (the “Meeting”).  Please call 1-800-830-3542 if you have any questions relating to attending the Meeting in person.

The Meeting will be held for the following purpose, as set forth in the Proxy Statement accompanying this Notice:

To approve a new investment advisory agreement with SkyBridge Capital II, LLC (“SkyBridge”), which would replace the Fund’s current investment advisory agreement with Citigroup Alternative Investments LLC (“CAI”).

The Board of Directors of the Fund has approved the new agreement and recommends that you vote to approve as well.  The Board of Directors of the Fund has called the Special Meeting of Shareholders for purposes of conducting the shareholder vote.

The close of business on May 28, 2010 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

-----------------

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.  In order to avoid the necessity of further solicitation, we ask your cooperation in mailing your proxy promptly.  A proxy will not be required for admission to the Meeting.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on July 27, 2010.

The Proxy Statement is available at the website listed on your proxy card.

By order of the Board of Directors

Dated:  June 14, 2010

June 14, 2010
Important Notice

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
PROXY STATEMENT

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of issues relevant to the proposal.

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT?
A:
The purpose of this Proxy Statement is to seek the approval of shareholders of a new investment advisory agreement between Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, Multi-Strategy Series G (the “Fund”) and SkyBridge Capital II, LLC (“SkyBridge”).  SkyBridge is a global alternative investment firm responsible for approximately $1.4 billion of assets1, and is registered as an investment adviser with the U.S. Securities and Exchange Commission.  The Board of Directors of the Fund (the “Board”) recommends the approval of this new agreement.  By way of background, on April 14, 2010, SkyBridge entered into a definitive agreement to acquire certain businesses of Citigroup Alternative Investments LLC (“CAI”), including the CAI Fund of Hedge Funds business that manages the Fund.  The closing of that transaction (which we refer to in these materials as the “SkyBridge Transaction”) is expected to occur on or around June 30, 2010, at which time the Fund’s current investment advisory agreement with CAI will automatically terminate.  If the new agreement with SkyBridge is approved by the Fund’s shareholders, the new agreement will take effect on the closing date or, if later, the date of shareholder approval.

Q:	WILL THE PORTFOLIO MANAGER REMAIN THE SAME?
A:
If these matters are approved, Mr. Raymond Nolte will continue to serve as the Fund’s portfolio manager without interruption.  Mr. Nolte has agreed to join SkyBridge as a Managing Partner and Chief Investment Officer, and in that position he will remain the Fund’s portfolio manager and will continue to be primarily responsible for the day-to-day management of the Fund.

In addition to Mr. Nolte, all investment professionals of CAI that are currently responsible for the day-to-day management of the Fund’s operations have agreed to join SkyBridge as well.  Looking ahead, you can expect the same level of management expertise and high quality service to which you've grown accustomed as a shareholder of the Fund.

Q:	HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?
A:
The SkyBridge Transaction and the proposed new advisory agreement will not affect the amount of shares you own or the total advisory fees charged to the Fund.  The Fund is, however, changing its name.  Subject to shareholder approval of the new advisory agreement and the closing of the SkyBridge Transaction, the Fund will change its name from “Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC” to “SkyBridge Multi-Adviser Hedge Fund Portfolios LLC”.

1
Represents approximately $367 million invested in the SkyBridge funds, together with approximately $1.1 billion of third party capital raised by affiliates of SkyBridge, as agent, for investment in underlying third party managers on a side-by-side basis with the SkyBridge funds.  SkyBridge does not currently serve as investment adviser to any funds registered under the Investment Company Act.

Q:	HOW DOES THE PROPOSED NEW AGREEMENT DIFFER FROM THE CURRENT ARRANGEMENTS?
A:
The terms and conditions of the new agreement (other than the substitution of SkyBridge for CAI as the Fund’s investment adviser) are not materially different from those under the current arrangements.  Again, there is no change in the fees paid to the Fund’s investment adviser.

Q:	WHY SHOULD SKYBRIDGE BECOME THE FUND’S INVESTMENT ADVISER?
A:
As noted above, Mr. Nolte has agreed to leave CAI, along with a team of investment professionals, to join SkyBridge.  The Board believes that moving the Fund’s investment advisory arrangements from CAI to SkyBridge will allow the Fund to continue to benefit from Mr. Nolte’s proven leadership and expertise, as well as the experience of his investment team in servicing the Fund.  The integration of Mr. Nolte’s investment team with SkyBridge’s marketing, risk management and operational infrastructure teams is expected to create significant operating leverage.  SkyBridge also intends to place increased focus on marketing the Fund in order to grow the asset base, which may over time reduce the Fund’s operating expense ratio.

Additionally, as a result of the SkyBridge Transaction and the departure of Mr. Nolte and his team, CAI’s current fund of hedge funds advisory capabilities will become limited.  This would make continuation of the Fund’s advisory arrangements with CAI not practicable on more than an interim basis or without CAI hiring additional staff having the necessary expertise, which is not contemplated.

Q:	WHAT DISADVANTAGES ARE THERE TO SKYBRIDGE BECOMING THE FUND’S INVESTMENT ADVISER?
A:
Some perceived disadvantages may be that the Fund will no longer retain the “Citigroup” brand name and will no longer be affiliated with an organization having Citigroup’s global name recognition and resources.  The Board believes, though, that these potential disadvantages are outweighed by the significant advantage of assuring continuity of current management.  The Board also believes that the SkyBridge organization, together with its owners, has access to sufficient resources to support the Fund’s management and operational needs going forward.

Q:	WILL THE FUND’S OTHER SERVICE PROVIDERS REMAIN THE SAME?
A:
Currently there is no plan to change any of the Fund’s other service providers, including its auditor, third-party administrator, custodian and legal counsel.  (CAI will, however, cease serving as an administrator to the Fund at the same time as it ceases to serve as the Fund’s investment adviser.  PNC Global Investment Servicing (U.S.) Inc. will continue to provide the Fund with administration services.)

Q:	HOW CAN I VOTE?
A:	To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

Shareholders can also vote in person at the meeting.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?
A:	The Board unanimously recommends that you vote "FOR" the approval of the new investment advisory agreement with SkyBridge.

Q:	WILL MY VOTE MAKE A DIFFERENCE?
A:
Yes.  Your vote is needed to ensure that the new investment advisory agreement is approved.  Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote.  We encourage you to participate in the governance of the Fund.

Q:	HOW DO I CONTACT YOU?
A:	If you have any questions, please call 1-800-830-3542.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

June 14, 2010

CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND
PORTFOLIOS LLC

55 East 59th Street, 10th Floor, New York, NY 10022
(212) 559-4999

PROXY STATEMENT
for the
Special Meeting of Shareholders to be held on July 27, 2010

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”), to be used at the special meeting of shareholders of Multi-Strategy Series G shares of the Fund to be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 on July 27, 2010 at 10:30 a.m. Eastern Time, and at any adjournments or postponements thereof (the “Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about June 15, 2010.

Under the Fund’s LLC Agreement, the Fund may issue one or more series of shares having such relative rights and preferences as established by the LLC Agreement and by the Board and bearing separate liabilities.  As of the date of this Proxy Statement, the Board has established a single series of shares designated as “Multi-Strategy Series G”.  This Proxy Statement relates to a meeting of shareholders of Multi-Strategy Series G shares and generally refers to Multi-Strategy Series G as the Fund.

The Proposal

The shareholders of the Fund are being asked to consider the appointment of SkyBridge Capital II, LLC (“SkyBridge”) as the Fund’s new investment adviser.  To implement this appointment, shareholders are being asked to vote to approve a new investment advisory agreement with SkyBridge.

Voting on the Proposal

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting.  If you give instructions, your shares will be voted in accordance with your instructions.  If you return your signed proxy without instructions, your shares will be voted for approval of the new investment advisory agreement between the Fund and SkyBridge.   You may revoke your proxy or change it by written notice to the Fund (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

 If a shareholder abstains from voting or if an intermediary returns a “non-vote” proxy (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because the beneficial owners have not given instructions), the shares represented by such abstention or broker non-vote will be deemed present at the Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be counted as votes cast.  The proposal described below requires a certain number of affirmative votes for approval.  Therefore, an abstention or broker non-vote for such action will have the effect of a vote against the proposal.

The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the record date shall constitute a quorum at the Meeting.  In the absence of a quorum, the Meeting may be adjourned by action of a majority of the shareholders present in person or by proxy without additional notice to the shareholders and further solicitation may be made.  Shares represented by proxies indicating a vote against the proposal will be voted against adjournment.  Abstentions and broker non-votes will not be counted as having been voted for or against any such adjournment.

Record Date and Outstanding Shares

On the record date, May 28, 2010, the Fund had outstanding 666,580.710 shares (“Shares”) and a net asset value of $727,520,145.18 ($1,091.42 per Share).  Each shareholder is entitled to one vote for each dollar value of each Share or fraction thereof owned by such shareholder, which dollar value shall be calculated, if the record date is a Valuation Date (as defined in the Fund’s LLC Agreement), as of the record date, or, if the record date is not a Valuation Date, as of the Valuation Date most recently preceding the record date.

Other Information

The address of Citigroup Alternative Investments LLC (“CAI”) is 55 East 59th Street, 10th Floor, New York, NY 10022.  The address of SkyBridge is 527 Madison Avenue, 16th Floor, New York, NY 10022.  The Fund’s third-party administrator is PNC Global Investment Servicing (U.S.) Inc., the address of which is 400 Bellevue Parkway, Wilmington, DE 19809.  The address of the Fund is 55 East 59th Street, 10th Floor, New York, NY 10022.  The Fund will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon written request to the Fund at 55 East 59th Street, 10th Floor, New York, NY 10022 or by calling the Fund collect at (212) 559-4999.  Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL – APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH SKYBRIDGE

A transaction is expected to be finalized on or around June 30, 2010 whereby SkyBridge will acquire certain businesses of CAI, the Fund’s current investment adviser, including CAI’s fund of hedge funds, hedge fund seeding and hedge fund advisory businesses (the “SkyBridge Transaction”).  Under the Investment Company Act of 1940, as amended (“1940 Act”), the SkyBridge Transaction, when finalized, will be considered an “assignment” of the Fund’s current investment advisory agreement with CAI, and that agreement will automatically terminate.  In order to appoint SkyBridge as the Fund’s new investment adviser, your review and approval of a new investment advisory contract with SkyBridge is required.

In anticipation of the closing of the SkyBridge Transaction, at a meeting held on May 4, 2010, the Fund’s Board, including a majority of the independent directors, approved an interim advisory agreement between the Fund and SkyBridge (the “Interim Investment Advisory Agreement”).  Except for its limited duration (see below), the terms of the Interim Investment Advisory Agreement are not materially different from those of the current investment advisory agreement with CAI.  The Fund’s Board, including a majority of the independent directors, also approved a proposed investment advisory agreement (the “Proposed Investment Advisory Agreement”).  By this Proxy Statement, you are being asked to approve the Proposed Investment Advisory Agreement.

The Fund’s current investment advisory agreement with CAI will terminate upon the closing of the SkyBridge Transaction.  If shareholder approval of the Proposed Investment Advisory Agreement is obtained prior to such closing, the Proposed Investment Advisory Agreement will take effect on the closing date and the Fund will not enter into the Interim Investment Advisory Agreement.  On the other hand, if for any reason shareholder approval is still being sought at and after the closing, the Interim Investment Advisory Agreement will take effect on the closing date.  As required by the 1940 Act, the Interim Investment Advisory Agreement has a duration of no greater than 150 days following the closing date.  After the expiration of the 150 day period, which will occur on or around November 27, 2010, SkyBridge would be able to serve under contract as the new investment adviser to the Fund only with the approval of the Fund’s shareholders of the Proposed Investment Advisory Agreement.

Under the Interim Investment Advisory Agreement and the Proposed Investment Advisory Agreement that you are being asked to approve, there is no change in the fees paid to the investment adviser or a change in the service levels owed by the investment adviser to the Fund.  There are also no changes planned to the portfolio management team servicing the Fund.  The Board, including a majority of the independent directors, has determined that these agreements and the appointment of SkyBridge as the Fund’s new investment adviser are in the best interests of the Fund and its shareholders.

If shareholders of the Fund do not approve the Proposed Investment Advisory Agreement, the Board of Directors will consider other alternatives, which may include the liquidation of the Fund or seeking another investment adviser.

Summary of the Fund’s Current Investment Advisory Agreement

The Fund’s current investment advisory agreement provides that CAI is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.  As such, CAI makes all decisions as to the Fund’s purchases and withdrawals of interests in underlying investment funds.  The agreement is terminable without penalty upon 60 days’ prior written notice by the Board to CAI and to the Fund’s shareholders, by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund, or by CAI upon 60 days’ prior written notice.  The agreement was effective as of November 1, 2002, and continues in effect from year to year if the continuance is approved annually by the Board (including a majority of the Board’s independent directors) by vote cast in person at a meeting called for the purpose of voting on such continuance.  The agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.  Pursuant to the agreement, the Fund pays CAI a monthly management fee at an annual rate of 1.50% of the net asset value of the Fund, determined as of the last business day of the month (after adjustments for any subscriptions made at the beginning of that month).

The Fund’s current investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, CAI and any partner, director, officer or employee of CAI, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, CAI or any partner, director, officer or employee of CAI, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund’s current investment advisory agreement was approved by the initial shareholder of the Fund on November 27, 2002 and by the Board of Directors most recently on October 6, 2009.  For the fiscal period from April 1, 2009 to March 31, 2010, $8,724,788 in investment advisory fees were paid or accrued to CAI.  No performance fee was paid during that period, as the Fund’s fee arrangements with CAI do not include a performance component (nor do any of the proposed agreements contemplate performance fees).  During this period, no commissions were paid directly by the Fund to any broker affiliated with the Fund or CAI, and no fees were paid by the Fund to CAI or its affiliates other than for investment advisory services.

Summary of Interim Investment Advisory Agreement

The key terms of the Interim Investment Advisory Agreement are determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as investment adviser under an interim contract only if certain conditions are met.  In general, an interim investment advisory contract may not have a duration of greater than 150 days and must contain the same terms and conditions as the previous contract.  The compensation to be received under an interim contract may not be greater than the compensation the investment adviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval.

In light of the foregoing, in approving the Interim Investment Advisory Agreement the Board did not consider certain factors that might be more relevant in other circumstances, such as the costs of the services to be provided by SkyBridge, the profits to be realized by SkyBridge and its affiliates from managing the Fund, or the extent to which economies of scale would be realized by SkyBridge as the Fund grows.  The directors compared the services to be rendered and the amounts to be paid under the Interim Investment Advisory Agreement with those under the Fund’s current investment advisory agreement.  However, because the form of the Interim

Investment Advisory Agreement is not materially different (except with respect to duration, escrow of advisory fees, and the substitution of SkyBridge for CAI as the Fund’s investment adviser) from the current investment advisory agreement, with which the directors were familiar and which they had previously approved, the directors determined that it was not necessary to compare the specific economic terms of the Interim Investment Advisory Agreement with other contracts.  A description of the directors’ deliberations for the last annual review of the Fund’s investment advisory relationship with CAI (which was performed at a meeting of the Board on October 6, 2009), is included under “Board Review of Investment Advisory Agreements” below.

In reviewing the Interim Investment Advisory Agreement, the Directors did consider, among other factors, the impact of replacing CAI with SkyBridge as the Fund’s investment adviser.  A detailed description of the directors’ deliberations in reviewing both the Interim Investment Advisory Agreement and Proposed Investment Advisory Agreement is included under “Board Review of Investment Advisory Agreements” below.

Under the terms of the Interim Investment Advisory Agreement, the investment advisory fee payable by the Fund to SkyBridge would be computed in the same manner and at the same rate as the investment advisory fee paid to CAI pursuant to the Fund’s current investment advisory agreement.  Both fees are calculated as a percentage of the average monthly net assets of the Fund.  If the Fund enters into the Interim Investment Advisory Agreement (as would be necessary if shareholder approval of the Proposed Investment Advisory Agreement is still being sought on and after the closing of the SkyBridge Transaction), the Fund would pay SkyBridge a monthly management fee computed at the annual rate of 1.50% of the net asset value of the Fund determined as of the last business day of the month (after adjustments for any subscriptions made at the beginning of that month), but such fees would be held in an escrow account pending shareholder approval of the Proposed Investment Advisory Agreement.

If required, the Interim Investment Advisory Agreement would terminate no later than 150 days following its effectiveness.  If the Proposed Investment Advisory Agreement is not approved by that date, SkyBridge will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Summary of Proposed Investment Advisory Agreement

The Fund proposes to engage SkyBridge as the new investment adviser pursuant to the Proposed Investment Advisory Agreement, a copy of which is attached as Annex A.  SkyBridge will discharge its responsibilities subject to the oversight of the Fund’s directors.

As noted above, the Fund’s directors, including a majority of the independent directors, approved the Proposed Investment Advisory Agreement at their May 4, 2010 meeting.  The terms of the Proposed Investment Advisory Agreement are not materially different from the terms of the current investment advisory agreement with CAI or the Interim Investment Advisory Agreement.  If the Proposed Investment Advisory Agreement is approved by shareholders, it is planned that the current portfolio management team, together with a small number of current SkyBridge personnel who will be integrated into the team in supporting roles, will continue to manage the assets of the Fund in accordance with investment process described below, which will represent a continuation without interruption of the investment program employed by CAI on behalf of the Fund since the Fund’s inception.  The advisory fee payable to SkyBridge under the Proposed Investment Advisory Agreement will be identical to the advisory fee payable to CAI pursuant to the Fund’s current investment advisory agreement.

The Proposed Investment Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner.  It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually by the directors (including a majority of the directors who are neither “interested persons” of a party to the agreement nor themselves a party thereto) by vote cast in person at a meeting called for the purpose of voting on such approval.  The Proposed Investment Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice.  Under the terms of the Proposed Investment Advisory Agreement, SkyBridge is not liable to the Fund or its shareholders for any error of judgment, mistake of law or any other act or omission, except in the case of SkyBridge’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Proposed Investment Advisory Agreement.  The above terms (except as to duration) are identical to those under the Fund’s current advisory agreement with CAI and the Interim Investment Advisory Agreement.

Investment Process

No material changes are planned to the Fund’s investment objectives or investment strategies in connection with the SkyBridge Transaction, and no new material investment risks are anticipated.  The investment objective of the Fund is to seek capital appreciation, and is classified as a “fundamental policy,” meaning it can only be changed by a vote of a majority of the Fund’s outstanding voting securities.  No assurance can be given that this investment objective will be achieved.  In addition, no assurance can be given that the Fund will not lose money.

The Fund seeks to implement its objectives principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies.  These investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as “alternative” strategies in contrast to the long-only, limited-leverage investment programs of conventional registered investment companies such as mutual funds.  Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds.

Through the selection and monitoring of Investment Funds, the Fund seeks to achieve capital appreciation that is not disproportionately influenced by the performance of any single Investment Fund.  In addition, through constructing a portfolio that is comprised of a number of Investment Funds, the Adviser seeks to achieve the desired returns with lower volatility than likely would be achieved by investing with a single Investment Fund.  In this regard, although the Fund is a “non-diversified” investment fund within the meaning of the 1940 Act, the Adviser typically will limit exposure to any investment “strategy” to less than 40% of the Fund’s net assets (measured over time and subject to underlying Investment Fund liquidity constraints) and investments in any one Investment Fund to less than 20% of the Fund’s net assets (measured at the time of purchase).  The Fund may seek to gain investment exposure to certain Investment Funds or Investment Managers or to adjust market or risk exposure by entering into derivative transactions, total return swaps, options and futures.

 Change of Fund Name

Subject to shareholder approval of the Proposed Investment Advisory Agreement, the Board has authorized management to change the Fund’s name to “SkyBridge Multi-Adviser Hedge Fund Portfolios LLC”.  This name change will be effected as soon as reasonably practicable on or after the closing of the SkyBridge Transaction and approval of the Proposed Investment Advisory Agreement.

General Information about SkyBridge- Executive Officers and Directors

SkyBridge is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  SkyBridge does not act as investment adviser to any other funds registered under the Investment Company Act.  Upon the closing of the SkyBridge Transaction, SkyBridge’s principal executive officers and directors will be as set forth below.  SkyBridge’s address is 527 Madison Avenue, 16th Floor, New York, NY 10022.  SkyBridge is currently controlled by Mr. Anthony Scaramucci, who owns approximately 45% of SkyBridge’s outstanding equity interest and also serves as SkyBridge’s President and Chief Compliance Officer, and Mr. Scott Prince, who owns approximately 36% of SkyBridge’s outstanding equity interest.  Challenger Financial Services Group Limited (“Challenger”), an Australian investment management firm, currently owns approximately 10% of SkyBridge’s outstanding equity interest.  Challenger’s U.S. address is 527 Madison Avenue, 16th Floor, New York, New York 10022.    SkyBridge operates through a board of managers currently composed of Mr. Scaramucci, Mr. Prince, and Challenger, each of whom have equal voting power.  Upon the closing of the SkyBridge Transaction, Mr. Raymond Nolte will own approximately 10% of SkyBridge’s equity interest, will serve as SkyBridge’s Chief Investment Officer, and will join SkyBridge’s board of managers as a fourth voting member.  No other individuals currently own or, after the closing of the SkyBridge Transaction, will own, of record or beneficially, more than 10% of SkyBridge’s outstanding equity interest.  Pursuant to the terms of the SkyBridge Transaction, the purchase price to be paid by SkyBridge for the acquired CAI businesses includes a first payment of $4 million to be made at the closing and variable payments to be made over time based on the performance of the businesses.  The address for Messrs. Prince, Scaramucci and Nolte, as well as for each of the persons listed below, as it relates to his or her duties with SkyBridge, is the same as that of SkyBridge.

Name	Position with Investment Adviser and Principal Occupation
Anthony Scaramucci	Managing Partner, President, Chief Compliance Officer
Scott Prince	Managing Partner
Raymond Nolte	Managing Partner and Chief Investment Officer
Robert Phillips	Chief Financial Officer
Sue Ponce	Chief Administrative Officer
Eric Alper	General Counsel
Michael Gubenko	Director of Research
Eric Pai	Head of Product Development

No changes are planned to the Fund’s Board of Directors as a result of the SkyBridge Transaction.  It is anticipated that, upon or soon after the closing of the SkyBridge Transaction, the following changes will be made to the Fund’s officers:  Mr. Robert Phillips, SkyBridge’s Chief Financial Officer, will replace the Fund’s current Treasurer, and Mr. Eric Alper, SkyBridge’s General Counsel, will replace the Fund’s current Chief Compliance Officer.

Board Review of Investment Advisory Agreements

The Board reviewed the Fund’s current advisory agreement with CAI as a matter of regular annual renewal at a Board meeting held on October 6, 2009 and, in connection with the SkyBridge Transaction, considered the Proposed Investment Advisory Agreement at a Board meeting held on May 4, 2010 (a related telephonic Board meeting also was held on May 7, 2010 to confirm certain outstanding diligence points).  Prior to any voting at these Board meetings, the directors reviewed the relevant advisory agreement with Fund counsel and with representatives of CAI (with respect to the 2009 meeting) and CAI and SkyBridge (with respect to the 2010 meeting).  The Fund’s directors also discussed the proposed approvals in executive session at which no representatives of CAI or SkyBridge were present.  The Board determined at the 2009 meeting that it was in the best interests of the Fund and its shareholders to continue the Fund’s advisory arrangements with CAI, and at the 2010 meeting the Board, in consideration of the SkyBridge Transaction, determined that it was in the best interests of the Fund and its shareholders to appoint SkyBridge as the Fund’s new investment adviser.

October 6, 2009 Board Meeting

At the October 6, 2009 Board meeting, the Board, including the independent directors, considered the annual renewal of the Fund’s investment advisory agreement with CAI.  In evaluating the advisory agreement, the Board reviewed materials furnished by CAI and the Fund’s administrators, including fee and expense comparison tables, CAI’s Form ADV and financial statements, and absolute and relative performance data.  Specifically, the Board considered: (1) the size and structure of the management fees, (2) the stability and structure of the management organization, and (3) CAI’s overall financial results and profitability, among other factors.  The Board also reviewed a memorandum from counsel to the independent directors discussing the legal standards for its consideration of the advisory agreement.

During the course of the Board’s discussion, the following matters were considered in more detail:

•
The Board concluded that management fees are reasonable relative to those paid by comparable funds of hedge funds.  The Board reached this conclusion after reviewing a presentation by management that summarized the fees paid to other registered and unregistered funds of hedge funds, some of which include performance fee compensation (which the Fund’s fee structure does not), and after a discussion with management regarding management’s philosophy in recommending the fee for the Fund (both initially and in conjunction with the fee reduction proposed several years ago).  Management also was asked whether the Fund’s fees or expense levels had presented any impediment to recent sales efforts and received confirmation that was not the case.  It was acknowledged that base expenses have been declining over time, which is highly desirable, but the Directors also noted various special and one-time expenses that have limited the immediate shareholder benefits of the underlying expense reductions.

•
The Board concluded that, in light of all relevant factors, the Fund’s long-term investment performance has been satisfactory.  The Board reached its conclusions after reviewing a presentation that summarized performance of both registered and unregistered funds of hedge funds that CAI personnel described as having similar objectives.  The Board took into consideration the severe economic conditions of 2008 that resulted in underperformance during that period.  The Directors also noted other indicia of the high quality of services that the Fund has received, and considered management’s risk management infrastructure (especially in terms of operational diligence of the underlying hedge funds), as well as Citigroup’s client service efforts and client communication programs, as examples of other positive metrics.

•
The Board concluded that management’s commitment of resources to the Fund both with respect to investment and administrative services was consistent with its expectations.  The Directors noted the recent stability of management and the administrative team relative to prior years.  It was noted that none of the functional departments that had made presentations to the Board in recent years have indicated a concern with resource limitations.

•
The Board concluded that, based on information provided by CAI, estimated profitability for the adviser was reasonable.  The Board noted the limitations in any profitability review that seeks to assess product-specific profitability at a large, multi-line business and also acknowledging the limited availability of meaningful comparative information; and

•
The Board believed that CAI’s affiliation with Citigroup offered assurances as to its institutional stability.  The Directors noted the depth of institutional resources and range of personnel expertise that were available within Citigroup, while acknowledging issues experienced by the broader Citigroup organization during the past year.

The independent directors also discussed the advisory agreement in a private session at which only the independent directors and counsel were present.  Based upon its review, the Board concluded that the advisory agreement with CAI was reasonable, fair and in the best interests of the Fund.

May 4, 2010 Board Meeting

At the Board meeting held on May 4, 2010, the Board, including the independent directors, considered the Interim Investment Advisory Agreement and Proposed Investment Advisory Agreement in light of the SkyBridge Transaction.  Management and the Board commented on various distributed materials, which included a detailed business and marketing plan, personnel biographies, a corporate structure chart, organizational charts, compliance policies and procedures, and SkyBridge’s Form ADV.  The Board also discussed its review performed at the October 2009 meeting, which had included materials addressing fee levels and historical performance comparisons.  Further detail regarding the Board’s discussion is outlined below.

•
The Board considered that the services to be performed under the Interim Investment Advisory Agreement and Proposed Investment Advisory Agreement would be the same as those currently provided by CAI and that the key persons who currently carry out CAI’s investment advisory services would be retained by and continue to provide services to the Fund as officers of SkyBridge.

•
The Board acknowledged statements from personnel of CAI’s parent company that extensive financial diligence of SkyBridge had been undertaken in connection with the proposed transaction.  Based on the information and representations they received, the Directors concluded that SkyBridge has sufficient amounts of liquid capital.  Principals of SkyBridge also offered assurances that they would commit their personal assets to appropriately support SkyBridge’s advisory business.  These principals also referred to the resources available to them from SkyBridge’s financial partner, Challenger Financial.  Considering these factors, the independent directors concluded that they believed SkyBridge and its owners had sufficient resources and intent to invest in the business and support the Fund’s management function.

•
The Board considered SkyBridge’s compliance profile and discussed proposed compliance staffing with SkyBridge personnel.  The directors reviewed the qualifications of the proposed chief compliance officer and chief financial officer and approved each of the proposed individuals for these positions.  The directors also reviewed SkyBridge’s Code of Ethics and compliance policies and procedures and found them to be reasonably designed.  In doing so, the directors acknowledged statements from SkyBridge personnel about its commitment to compliance matters and the importance of compliance to a firm’s reputation and therefore to its business success.

•
The Board reviewed expense data of a sampling of other registered fund of hedge funds, and found that the Fund’s current expense ratio was competitive with such peer funds.  The Board discussed a possible expense cap, but accepted SkyBridge’s view that such a cap was not warranted at this time as the Fund’s expenses are not anticipated to increase.  Personnel of SkyBridge assured the Board that SkyBridge was committed to managing the Fund’s expenses, would review expense items carefully to identify possible savings and efficiencies and had no intention of transferring any SkyBridge operating costs to the Fund.  The directors noted these points and (at a related meeting held on May 7, 2010) also reviewed a report showing the Fund’s projected expense ratio under various economic scenarios going forward.

•
The Board considered the proposed advisory fee level, which was the same as the current fee paid to CAI (a 1.5% per annum asset-based fee), and found this fee to be fair and reasonable.  In reaching its conclusion, the Board relied upon management’s analysis as to the fee’s competitiveness, noted specifically that the Fund pays no incentive fees (unlike many peer funds that are organized as private partnerships), and referred also to market data reviewed at their last regular 15(c) review in October 2009.

•
The Board noted that as the Fund’s assets increased over time, it was possible that the margins realized by the manager would expand to the point that it would be appropriate to renegotiate fee terms so that shareholders participate in economies of scale.  As such, the directors agreed to review the basis for the fee arrangements over time to consider whether economies of scale in the operation of the business should be “shared” between management and Fund shareholders.

•	The Board considered the Fund’s performance, noting that the Fund generally has outperformed its market peers.

•
The Board considered statements from management that a significant component of the business plan for the Fund going forward would be to rapidly expand its sales, with a goal to growing the Fund.  The Board noted that such increased distribution could benefit Fund shareholders by potentially reducing the expense ratio.

•
The Board noted that, in the event that shareholders do not approve the Proposed Investment Advisory Agreement, the Board would consider other alternatives, including the possible liquidation of the Fund or seeking another investment adviser.

The independent directors also discussed the advisory agreements in private sessions at which only the independent directors, fund counsel and/or counsel to the independent directors were present.  Based upon its review, the Board concluded that the terms of the Interim Investment Advisory Agreement and Proposed Investment Advisory Agreement were fair and reasonable and that the appointment of SkyBridge as the Fund’s investment adviser pursuant to these agreements was in the best interests of the Fund.  The Board also determined that reliance on Section 15(f) of the 1940 Act (as further discussed below), including a finding of no “unfair burden”, was appropriate under the circumstances.

Section 15(f) of the 1940 Act

The SkyBridge Transaction involves the sale of certain CAI business lines, including that of the current investment adviser to the Fund, and thus constitutes a “sale” for the purpose of Section 15(f) of the 1940 Act.  CAI intends for the SkyBridge Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, and SkyBridge has covenanted as to compliance with the requirements of Section 15(f) in the purchase agreement for the SkyBridge Transaction.  The safe harbor of Section 15(f) permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an advisory agreement, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

CAI, SkyBridge and the Board are aware of no actual or potential “unfair burden” of the type contemplated by Section 15(f).  No increase in advisory or other fees is contemplated. Nor is there contemplated any increase in the allocation of expenses of the Fund as between the Fund and the Fund’s investment adviser or its affiliated persons.  SkyBridge has informed the Board that there is no obligation, express or implied, to engage CAI-related parties to service the Fund in any manner that is different from, or more expensive than, that existing prior to contemplation of the transaction.  The only such continuing relationship of which we are aware is that Morgan Stanley Smith Barney will continue to serve as a placement agent for the Fund’s shares with no changes planned to either level of services or fees.  As the Fund invests directly in underlying hedge funds, there will be no brokerage services provided to the Fund by CAI or its affiliates after the SkyBridge Transaction.

The second requirement under Section 15(f) is that, during the three-year period after the SkyBridge Transaction, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  Three out of four of the Fund’s directors were classified as independent directors prior to the SkyBridge Transaction and continue to be classified as such.  Additionally, SkyBridge and the Board are aware of the 75% requirement and do not contemplate changes to the Board’s composition during the three-year period after the SkyBridge Transaction that would cause the Board to fail to meet this requirement.

Required Vote

Approval of the Proposed Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The SkyBridge Transaction was considered and the Proposed Investment Advisory Agreement was approved by the Board, including by a majority of the directors who are not parties to the Proposed Investment Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on May 4, 2010.

The Board unanimously recommends that you vote FOR the approval of the Proposed Investment Advisory Agreement between the Fund and SkyBridge.

OTHER MATTERS

The Fund’s LLC Agreement provides that only matters set forth in the notice of a meeting may be voted on by shareholders at the meeting, and also provides that meetings of shareholders are required to be held only when necessary under the 1940 Act, or when called by the Board or a majority of shareholders.  As such, shareholder meetings may be held on less than an annual basis.  A shareholder proposal intended to be presented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made.  Otherwise, the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting.  There is no guarantee that any proposal submitted by a shareholder will be included in a proxy statement. Shareholder proposals are subject to certain regulations under Federal law.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

The Fund’s Board of Directors consists of three independent directors – Charles Hurty, Steven Krull, and Joshua Weinreich – and one interested director – Raymond Nolte.  As of the date of this Proxy Statement, none of the directors own equity securities issued by the Fund or other investment companies managed by SkyBridge.  As of the date of this Proxy Statement, the directors and officers, as a group, owned an aggregate of less than 1% of the outstanding shares of the Fund.

As of May 1, 2010, none of the independent directors or their immediate family members owned any shares of SkyBridge or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SkyBridge.  Upon the closing of the SkyBridge Transaction, Mr. Nolte will own approximately 10% of SkyBridge’s outstanding equity interest.

Principal Holders

As of May 1, 2010, no persons owned of record, or are known by the Fund to own beneficially, 5% or more of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and the rules under Section 16 of the Exchange Act require the Fund’s directors, officers, members of any advisory board, investment adviser and other affiliated persons, as well as holders of more than ten percent of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that during the past fiscal year all filing requirements applicable to such persons were met.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of CAI, SkyBridge and/or its affiliates, or PNC Global Investment Servicing (U.S.) Inc., the Fund’s third-party administrator, may solicit proxies in person or by telephone.  All costs and expenses incurred in connection with the solicitation of proxies will be borne by CAI and SkyBridge (and not by the Fund).

Shareholder Voting by Telephone or Internet

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling 1-800-830-3542, or over the internet by visiting www.2voteproxy.com.   If the Fund has not received your vote, a representative of the Fund may call you to answer your proxy related questions and to encourage you to vote.  When calling, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail.  If the information you provide matches the information on file, then the representative will offer to explain the process.  The representative is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.  Any proxy given by a shareholder, whether in writing, by telephone or over the internet, is revocable and can be revoked by any method by which a proxy may be given.  For telephone voting, the representative will record the shareholder’s instructions on the proxy card. Within 72 hours, a letter will be sent to confirm the shareholder’s vote and asking the shareholder to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

By order of the Board of Directors

-----------------

It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A proxy is not required for admission to the Meeting.

ANNEX A

INVESTMENT ADVISORY AGREEMENT (PROPOSED)

            This INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [              ], 2010, by and between Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC, a Delaware limited liability company (the “Company”), and SkyBridge Capital II, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

            WHEREAS, the Company is engaged in business as a closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

            WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of providing advice relating to investments in securities;

            WHEREAS, the Company wishes to retain the services of the Adviser to render investment advisory services to Series G of the Company in the manner and on the terms and conditions set forth below.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Company and the Adviser agree as follows:

            1. Appointment of Adviser. The Company hereby retains the Adviser to serve as its investment adviser and, subject to the supervision and control of the Board of Directors of the Company (the “Directors” and any one of them, a “Director”), to manage the investment program of Series G of the Company (the “Series”) as hereinafter set forth.

            2. Duties of Adviser. Without limiting the generality of Section 1 hereof, the Adviser shall obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder, including: (a) to invest and reinvest the assets of the Series in any one or more investment vehicles (each an “Investment Vehicle”) in a manner consistent with the Series’ investment objective, as set forth in the registration statement of the Series and as may be adopted from time to time by the Directors and applicable laws and regulations; (b) to withdraw capital of the Series from Investment Vehicles; and (c) to take such further action as the Adviser shall deem necessary or appropriate for the management of the Series. The Adviser shall furnish the Company with such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Company may, from time to time, reasonably request.

            Without limiting the generality of the above paragraph of this Section 2, the Adviser shall be authorized to take the following actions in performing its obligations under this Agreement:

(a) open, maintain and close accounts in the name and on behalf of the Series with brokers and dealers as it determines to be appropriate; (b) select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Series on such terms as the Adviser considers appropriate and which are consistent with the policies of the Series; and (c) subject to any policies adopted by the Directors and provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Company as the Adviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Company and the cost of such services does not represent the lowest cost available). The Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law. The Adviser may use, subject to such procedures as may be adopted by the Directors, affiliates of the Adviser as brokers to effect securities transactions for the Company, and the Company may pay such commissions to such brokers in such amounts as are permissible under applicable law.

            3. Reports by Company to Adviser. The Company shall, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Company as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

            4. Expenses.

              (a) The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to render the services to be provided hereunder.

              (b) The Company shall assume and pay or cause to be paid all expenses of the Company not expressly assumed by the Adviser under this Agreement, including, without limitation: fees paid directly or indirectly to sub-advisers; all expenses directly related to the Series’ investment programs, including, but not limited to, indirect expenses of Investment Vehicles as well as brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on non-U.S. dividends; all costs and expenses associated with the organization and registration of the Company, including certain offering costs and the costs of complying with any applicable federal or state laws; attorneys’ fees and disbursements associated with updating the Company’s registration statement and subscription documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with the offerings of interests in the Company; the costs and expenses of holding any meetings of members of the Company; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company; fees of custodians and other persons providing custodial, administrative, recordkeeping and other services to the

Company; the costs of a fidelity bond and any liability insurance obtained on behalf of the Company; all expenses of computing the Company’s net asset value, including any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Company’s transactions among the Adviser and any sub-adviser, custodian or other agent engaged by the Company; and any extraordinary expenses.

            5. Investment Advisory Fee. As compensation for the services provided to the Series and the expenses assumed by the Adviser under this Agreement, the Adviser shall receive a fee with respect to the Series specified on Appendix A to this Agreement at the annualized rate specified on Appendix A. This fee shall be paid monthly in arrears within 20 business days following month-end and shall be prorated on a daily basis for any period that is less than a full month. The fee for the Series will be the product of the monthly rate and the “Net Assets” of the Series as of the close of the particular month as determined in accordance with the Limited Liability Company Agreement of the Company (the “Limited Liability Company Agreement”).

            6. Standard of Care and Liability. The Adviser shall perform its duties under this Agreement using its best judgment and efforts. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under this Agreement, neither the Adviser nor any of its shareholders, directors, officers, employees or agents, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the “Affiliates”) shall be liable to the Company or the Series for any error of judgment, mistake of law, or any act or omission by any such person relating to the services to be provided hereunder.

            7. Indemnification.

              (a) To the fullest extent permitted by law, the Company shall indemnify the Adviser, or any shareholder, director, officer, employee or agent of the Adviser and any of their Affiliates (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Company or the Series, except from any such costs, losses, claims damages or liabilities resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of the Indemnified Person (“Disabling Conduct”). An Indemnified Person shall be entitled to indemnification hereunder upon a determination made in the following manner: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of Disabling Conduct; or (ii) a reasonable determination, based upon a review of the facts and reached by competent legal counsel selected by the Directors and set forth in writing, that the Indemnified Person is entitled to indemnification hereunder. The Company shall advance to an Indemnified Person (to the extent the Company has funds available and without incurring borrowing expenses for such purpose) reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person shall agree as a condition of any such advance, to reimburse the Company for such advance if it is determined, as provided in this paragraph, that the Indemnified Person was not entitled to indemnification hereunder.

              (b) Notwithstanding anything to the contrary set forth above, the provisions of this Section 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under the federal securities laws) to the extent that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law. The provisions of this Section 7, however, shall be construed to effectuate its purpose to the fullest extent permitted by law.

            8. Liabilities. The parties to this Agreement agree that the obligations of the Company and the Series under this Agreement shall not be binding upon any of the members of the Company or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

            9. Independent Contractor. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the Investment Company Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser (or its affiliates) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

            10. Term. This Agreement shall become effective as of the [      ] day of [                   ], 2010, and shall remain in effect for an initial two (2) year term, unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect from year to year as to the Series if such continuation is approved annually by the Directors (including a majority of the Directors who are neither “interested persons” of a party to this Agreement nor themselves a party hereto) by vote cast in person at a meeting called for the purpose of voting on such approval.

            11. Termination.

(a) This Agreement may be terminated without penalty as to the Series by the Directors or by the vote of a majority of the outstanding voting securities of the Series upon sixty (60) days’ prior written notice to the Adviser, or by the Adviser upon sixty (60) days’ prior written notice to the Company.

              (b) This Agreement shall automatically terminate in the event of its assignment (as defined for purposes of Section 15 of the Investment Company Act) if consent to such assignment is not obtained in accordance with Section 12.

            12. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Series.

            13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

            14. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

            15. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            16. Amendments. This Agreement may be amended only by the written agreement of the parties.

            17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

            18. Notices. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or telecopier.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

By:
Name:
Title:

SKYBRIDGE CAPITAL II, LLC

By:
Name:
Title:

APPENDIX A
----------

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

Annual Fee Rate
---------------
Series G	1.5%
---------------

            The Adviser may, from time to time in its discretion, reduce or rebate a portion of this fee with respect to the Series or particular members' capital accounts, to the extent permitted by the Limited Liability Company Agreement and the Offering Materials.

ANNEX B

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”), 345 Park Avenue, New York, New York 10154 serves as the Fund's independent registered public accountant.  In this capacity, KPMG audits and reports on the Fund's annual financial statements and financial highlights.  KPMG reviews the Fund's federal income, state income, and excise tax returns.  KPMG's engagement with the Fund commenced on the fiscal year ending March 31, 2003.

The audit report of KPMG on the Fund’s financial statements as of March 31, 2010 and for the fiscal period from April 1, 2009 to March 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report of KPMG on the Fund’s financial statements as of March 31, 2009 and for the fiscal period from April 1, 2008 to March 31, 2009 also did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal periods ended March 31, 2010 and March 31, 2009, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG  to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events pursuant to paragraph (v) of Item 304(a)(1) of Regulation S-K.

The Fund requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of that letter dated May 27, 2010, from KPMG is filed as Exhibit 77Q(1) to the Form N-SAR filed on May 28, 2010.

Audit fees: Audit fees paid by the Fund for professional services rendered by KPMG related to the audit of the Fund's annual financial statements or provided in connection with statutory and regulatory engagements were $115,000 for the fiscal year ended March 31, 2010.  Such fees paid to KPMG for the fiscal year ended March 31, 2009 were $110,000.

Audit-related fees: No audit-related fees were paid by the Fund for the fiscal years ended March 31, 2010 and March 31, 2009.  Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the heading Audit fees above.

Tax fees: Tax fees paid by the Fund, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $69,900 for the fiscal year ended March 31, 2010, and $66,000 for the fiscal year ended March 31, 2009.

All other fees: The Fund paid KPMG $6,500 during the fiscal year ended March 31, 2010 for their review of the Fund’s annual N-2 registration statement filing. No other fees were paid by the Fund to KPMG for the fiscal years ended March 31, 2010 and March 31, 2009.  Other fees are fees for services other than those described with respect to audit fees, audit-related fees and tax fees above.  (Additionally, during the same two periods, no such fees were paid to KPMG by the Adviser or any other affiliated entity providing services to the Fund).

The Fund’s audit committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by KPMG to the Fund, to the Adviser and, in some cases, to other affiliates of the Fund.  For the two previous fiscal years, no such non-audit service engagements were provided.  The audit committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining KPMG's independence with respect to the Fund.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meeting, and therefore will not be making any statements or answering questions at such Meeting.

PROXY CARD

CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
55 East 59th Street, 10th Floor
New York, NY 10022

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2010

The undersigned, revoking prior proxies, hereby appoints Christopher Hutt and Raymond Nolte, and each of them, as proxies of the undersigned, with full power of substitution, to vote all Multi-Strategy Series G shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”) held in the name of the undersigned on the record date at the Special Meeting of the Fund to be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 at 10:30 a.m. Eastern Time, or at any adjournment thereof, on the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal set forth on this proxy card has been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
Note: Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE PROPOSAL WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO FUND SHAREHOLDERS.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Phone:	Call 1-800-830-3542 and please have this proxy card available at the time of the call.
2. Mail:	Simply sign, date, and complete this proxy card and return it in the postage paid envelope provided.
3. Internet:	Visit www.2voteproxy.com and follow the instructions found on the website.

You can find the proxy statement online at www.2voteproxy.com.

PROXY CARD
CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
55 East 59th Street, 10th Floor
New York, NY 10022

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2010

THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THE PROPOSAL LISTED BELOW IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS.  THE BOARD URGES YOU TO VOTE IN FAVOR.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

PROPOSAL:  To approve a new investment advisory agreement with SkyBridge Capital II, LLC.
FOR	AGAINST	ABSTAIN
□	□	□

YOU CAN VOTE QUICKLY AND EASILY VIA THE INTERNET OR BY TELEPHONE.

IF YOU ARE PLANNING ON MAILING IN THIS PROXY CARD, PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE.

WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR YOUR CONSIDERATION.